Note 19 - Common Stock	12 Months Ended
Dec. 31, 2015
Stockholders' Equity Note [Abstract]
Stockholders' Equity Note Disclosure [Text Block]

19. Common Stock

On March 11, 2014, the Company entered into an agreement and sold approximately 1.1 million shares of its common stock in a private placement at a price of $13.435 per share to an institutional investor for net proceeds of approximately $14.5 million.

On July 23, 2015, the Company announced that it has completed a 1 for 10 reverse stock split, effective at the close of trading on July 22, 2015. The Company's common shares began trading on a split-adjusted basis on July 23, 2015.

On September 17, 2015, the Company issued 2,343,335 shares of common stock pursuant to a shareholders’ rights offering at a price of $4.50 per share for gross proceeds of $10.55 million.